SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Schedule 14C Information

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

THE OLB GROUP, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a–101) per Item 1 of this Schedule and Exchange Act Rules 14c–5(g) and 0–11

THE OLB GROUP, INC.
NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT
October 17, 2025

Dear Shareholders of The OLB Group, Inc.:

We are furnishing the accompanying Information Statement on Schedule 14C (this “Information Statement”) to the shareholders of shares of common stock, par value $0.0001 per share (the “Common Stock”), of The OLB Group, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”). The purpose of the Information Statement is to notify the shareholders that, in lieu of a special meeting of the shareholders of the Company, and pursuant to the Delaware Business Corporation Act (the “DGCL”), Ronny Yakov, our Chairman, President and Chief Executive Officer and Patrick Smith, Vice President of Finance, collectively holding approximately 59.41% of our outstanding voting power as of the record date (the “Voting Shareholders”), have by written consent approved and adopted an amendment to our Certificate of Incorporation, as amended, a copy of which is attached to this Information Statement as Annex A, to increase the number of authorized shares of our common stock from 50,000,000 shares to 1,000,000,000  shares (the “Authorized Share Increase”) .

The accompanying Information Statement is being provided to you for your information to comply with the requirements of Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This notice and the accompanying Information Statement constitute notice to you of the aforementioned Authorized Share Increase to be taken without a meeting, by the Voting Shareholders taking action by written consent pursuant to Section 228 of the DGCL. You are urged to read this Information Statement carefully in its entirety. However, no action is required on your part in connection with this document, including with respect to the approval of the Authorized Share Increase. No meeting of our shareholders will be held or proxies requested because we have received written consent to these matters from the Voting Shareholder who hold a majority of the aggregate voting power of our securities.

Under Rule 14c-2(b) of the Exchange Act, the actions described in the Information Statement may not be taken earlier than twenty (20) calendar days after we have sent or given the Information Statement to our shareholders. We intend to distribute this notice and the accompanying Information Statement to our shareholders on or about October 17, 2025. The record date established for purposes of determining the number of issued and outstanding shares of voting stock, and thus voting power, was October 15, 2025.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTERS DESCRIBED HEREIN.

Sincerely,

/s/ Ronny Yakov
Name: Ronny Yakov
Title: Chairman and Chief Executive Officer

i

THE OLB GROUP, INC.

1120 Avenue of the Americas, 4th Floor
New York, New York 10036

INFORMATION STATEMENT
We Are Not Asking You for a Proxy and
You Are Requested Not To Send Us a Proxy

INTRODUCTION

This Information Statement on Schedule 14C (the “Information Statement”) is being furnished to the shareholders of The OLB Group, Inc. (the “Company,” “we,” “us,” or “our”) in connection with the action to be taken by us as a result of a written consent in lieu of a special meeting of shareholders pursuant to the Delaware General Business Corporation Act (the “DGCL”), dated October 15, 2025.

This Information Statement and the Notice of Shareholder Action by Written Consent (the “Notice”) is being furnished by us to our shareholders of record as of October 15, 2025 (the “Record Date”), to inform our shareholders that the Board of Directors of the Company (the “Board”) and our shareholders, including Ronny Yakov, our Chairman and Chief Executive Officer and Patrick Smith, Vice President of Finance, (the “Voting Shareholders”) who hold an aggregate of 59.41% voting power, have approved the following action by written consent to approve an amendment to the Company’s Certificate of Incorporation, as amended, a copy of which is attached to this Information Statement as Annex A (the “Amendment”), to increase the number of authorized shares of our common stock from 50,000,000 shares to 1,000,000,000 shares (the “Authorized Share Increase”).

This Information Statement is being sent to you to notify you of the Authorized Share Increase being taken by written consent in lieu of a special meeting of our shareholders. On the Record Date, the Voting Shareholders, holding approximately 59.41% of the voting power of our Company as of the Record Date, adopted and approved the Authorized Share Increase. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Authorized Share Increase. The Authorized Share Increase will become effective 20 days after the mailing of this Information Statement.

The ability to proceed without a special meeting of the shareholders to approve, adopt and/or ratify the Authorized Share Increase is authorized by Section 228 of the DGCL which provides that, unless otherwise provided in our Certificate of Incorporation, action required or permitted to be taken at a meeting of our shareholders may be taken without a meeting if a written consent that sets forth the action so taken is signed by shareholders holding at least a majority of the voting power of the Company and delivered to the Company, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consent is required. Such consent shall have the same force and effect as a majority vote of the shareholders and may be stated as such in any document. Our Certificate of Incorporation does not contain any provisions contrary to the provisions of Section 228 of the DGCL. Thus, to eliminate the costs to us and management time involved in holding a special meeting, and in order to effect the Authorized Share Increase as described in this Information Statement, our shareholders holding in excess of 50% of the voting power executed and delivered a written consent to us.

We are distributing this Information Statement to our shareholders in full satisfaction of any notice requirements we may have under the DGCL and Regulation 14C of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

This Information Statement is dated October 17, 2025, and is first being sent or given to our shareholders of record on or about October 17, 2025.

On the Record Date, there were 8,768,132 shares of our Common Stock issued and outstanding and entitled to notice of and to vote on all matters presented to shareholders. The required vote for the adoption of the Authorized Share Increase is a majority of the issued and outstanding shares of Common Stock. On the Record Date, the Voting Shareholders, as the holders of record of approximately 59.41% of the outstanding shares of our voting stock, executed a written consent adopting and approving the Authorized Share Increase. When actions are taken by written consent of less than all of the shareholders entitled to vote on a matter, Section 228 of the DGCL requires notice of the action to those shareholders who did not vote. This Information Statement and the accompanying Notice constitute notice to you of action by written consent as required by Section 228 of the DGCL. Because we have obtained sufficient shareholder approval of the Authorized Share Increase, no other consents or votes will be solicited in connection with the Authorized Share Increase.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Under federal securities laws, the Authorized Share Increase may not be completed until twenty (20) calendar days after the date of distribution of this Information Statement to our shareholders. Therefore, notwithstanding the execution and delivery of the written consent, the Authorized Share Increase will not occur until that time has elapsed.

Dissenters’ Rights of Appraisal

Under DGCL, the Company’s shareholders are not entitled to appraisal right with respect to the Authorized Share Increase.

Information Statement Costs

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

Vote Required to Approve the Authorized Share Increase

As of the Record Date, there were 8,768,132 shares of our Common Stock and no shares of Preferred Stock issued and outstanding and entitled to notice of and to vote on all matters presented to shareholders. The affirmative vote of a majority of the voting power of the shares of Common Stock and Preferred Stock, voting as a single class, entitled to vote is required for approval of the Authorized Share Increase.

Proposals by Security Holders

No shareholder has requested that we include any additional proposals in this Information Statement.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTERS DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S VOTING SHAREHOLDERS HAVE VOTED TO APPROVE THE AUTHORIZED SHARE INCREASE. THE NUMBER OF VOTES HELD BY THE VOTING SHAREHOLDERS EXECUTING THE CONSENT IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR SUCH MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CERTIFICATE OF INCORPORATION, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THE Authorized Share Increase.

FORWARD-LOOKING STATEMENTS

Certain statements included in this Information Statement regarding the Company are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Information Statement will in fact occur. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of information, future events or otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 15, 2025, information regarding the beneficial ownership of each class of our voting securities by: (i) our officers and directors; (ii) all of our officers and directors as a group; and (iii) each person known by us to beneficially own 5% or more of any class of our outstanding voting securities. Generally, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

The address of each holder listed below, except as otherwise indicated, is c/o The OLB Group, Inc., 1120 Avenue of the Americas, 4th Floor, New York, NY.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned**		Percent of Common Stock Beneficially Owned(1)**	Number of Voting Shares Beneficially Owned**	Percent of Voting Shares Beneficially Owned(2)**
Directors and Officers
Ronny Yakov	4,398,014	(3)	50.16%	4,378,014	49.93%
Rachel Boulds	35,083		*	35,083	*
Patrick Smith	830,784		9.48%	830,784	9.48%
Alina Dulimof	15,212		*	15,212	*
Ehud Ernst	12,000		*	12,000	*
Amir Sternhell	16,045		*	16,045	*
All directors and executive officers as a group (6 persons)	5,307,138		59.64%	5,287,138	59.41%

*	Less than 1%.
**	Under SEC rules, beneficial ownership includes shares over which the individual or entity has voting or investment power and any shares which the individual or entity has the right to acquire within sixty days.
(1)	Percentage ownership of common stock is based on 8,768,132 shares of Common Stock and no shares of common stock underlying Series A Preferred Stock outstanding on the Record Date for which holders will exercise voting power on an as-converted basis.
(2)	Percentage of voting stock is based on 8,768,132 shares of Common Stock outstanding on October 15, 2025.
(3)	Includes (i) 4,378,014 shares of common stock and (ii) 20,000 vested options.

DESCRIPTION OF SHAREHOLDER ACTION

ADOPTION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

Overview

The Amendment increases the number of authorized shares of the Company’s common stock from 50,000,000 to 1,000,000,000 shares. The par value of the common stock will remain $0.0001 per share. The number of authorized shares of preferred stock will remain 1,000,000 shares, par value $0.01 per share.

A form of the Amendment is attached to this Information Statement as Appendix A.

Reasons for the Authorized Share Increase

We believe that the increase in authorized common stock is advisable and in the best interests of the Company and its stockholders. The additional authorized shares will provide us with greater flexibility to:

●	finance our operations and growth through equity offerings;

●	engage in strategic transactions, including acquisitions, joint ventures, or partnerships;

●	issue equity-based awards to employees, officers, directors, and consultants under existing or future compensation plans; and

●	effect potential debt conversions or other financing arrangements.

Having additional authorized shares available for issuance will allow us to act on financing and strategic opportunities without the delay and expense associated with seeking stockholder approval at the time of a specific issuance, subject to applicable law and Nasdaq (or other exchange) listing rules.

Potential Adverse Effects of the Authorized Share Increase

The authorization of additional shares of common stock does not by itself change the rights of existing stockholders. However, any future issuance of additional shares could have the following effects:

●	Dilution of the voting power and ownership percentage of existing stockholders;

●	Adverse market effects on the trading price of our common stock;

●	Possible anti-takeover implications, as increasing authorized shares could, under certain circumstances, be used to make a change in control more difficult by issuing shares to persons aligned with management. The Board has not proposed the Authorized Share Increase in response to any specific takeover threat and is not aware of any such pending efforts.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set forth in this Information Statement, no director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in the Authorized Share Increase that is not shared by all other stockholders.

ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters. These reports and other information filed by the Company with the SEC may be inspected and are available for copying at the public reference facilities maintained at the SEC at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed on March 28, 2025 and other reports filed under the Exchange Act are also available to any shareholder at no cost upon request to: Ms. Rachel Boulds, CFO of the Company, at 1120 Avenue of the Americas, Fourth Floor, New York, New York 10036.

Shareholder Communications

Shareholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Ms. Rachel Boulds, will present a summary of all shareholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board,

/s/ Ronny Yakov
Name: Ronny Yakov
Title: Chairman and Chief Executive Officer

ANNEX A

Amendment to the Certificate of Incorporation

CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION
OF THE OLB GROUP, INC.

The undersigned, for the purposes of amending the Certificate of Incorporation of The OLB Group, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The Board of Directors of the Corporation (the “Board”) duly adopted by written consent filed with the minutes of the Board in accordance with Section 141(f) of the DCGL on October 15, 2025, a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of said Corporation originally filed with the Delaware Secretary of State on November 18, 2004 (the "Certificate of Incorporation").

SECOND: That Article FOURTH, Section 1 of the Certificate of Incorporation is hereby amended by deleting the section in its entirety and completely replacing the following new paragraph:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,001,000,000 shares, consisting of (1) 1,000,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"), and (2) 1,000,000,000 shares of Common Stock, par value $0.0001 per share ("Common Stock"). The number of authorized shares of any of the Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vole of the holders of any of the Preferred Stock or Common Stock voting separately as a class shall be required therefor.

THIRD: That, by written consent executed in accordance with Section 228 of the General Corporation Law of the State of Delaware, the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon, and the holders of a majority of the outstanding stock of each class entitled to vote thereon as a class, was given written notice of the proposed amendment to the Certificate of Incorporation and voted in favor of the adoption of the amendment to the Certificate of Incorporation. The necessary numbers of shares, as required by statute, were voted in favor of the amendment.

FOURTH: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment to the Certificate of Incorporation of the Corporation shall become effective upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this 17th day of October 2025.

THE OLB GROUP, INC

/s/ Ronny Yakov
Name:	Ronny Yakov
Title:	Chairman and CEO

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